                           SCHEDULE 14A INFORMATION
                           ------------------------

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 250.14a-11(c) or Section 240.14a-12

                             Photonics Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: N/A

     (2) Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

     (4) Proposed maximum aggregate value of transaction: N/A

     (5) Total fee paid: N/A


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A

     (2) Form, Schedule or Registration Statement No.: N/A

     (3) Filing Party: N/A

     (4) Date Filed: N/A

                             PHOTONICS CORPORATION
                           1515 Centre Pointe Drive
                          Milpitas, California 95035

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 2, 1997

                INFORMATION CONCERNING SOLICITATION AND VOTING

Dear Shareholder:

The enclosed proxy is solicited on behalf of the Board of Directors of Photonics Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Monday, June 2, 1997, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal executive office located at 1515 Centre Pointe Drive, Milpitas, California 95035. The Company intends to mail this proxy statement and accompanying proxy card and its 10-KSB for the year ended December 31, 1996 on or about May 13, 1997, to all shareholders entitled to vote at the Annual Meeting.

Solicitation

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers or other regular employees of the Company, or, at the Company's request, Proxy Services. No additional compensation will be paid to directors, officers or other regular employees for such services, but Proxy Services will be paid its customary fee, estimated to be about $600, if it renders solicitation services.

Voting Rights and Outstanding Shares

Only holders of record of Common Stock at the close of business on April 16, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 16, 1997 the Company had outstanding and entitled to vote 4,328,970 shares of Common Stock.

Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to five votes for each share held. Each shareholder may give one candidate all the votes such shareholder is entitled to cast or may distribute such votes among as many candidates as such shareholder chooses. However, no shareholder will be entitled to cumulative votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulative votes.

All votes will be tabulated by the inspector(s) of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes.

Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office located at 1515 Centre Pointe Drive, Milpitas, CA 95035, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Shareholder Proposals

Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company not later than January 13, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                             PHOTONICS CORPORATION
                           1515 Centre Pointe Drive
                          Milpitas, California 95035

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Photonics Corporation, d/b/a DTC Data Technology, a California corporation (the "Company"), will be held on Monday, June 2, 1997 at 10:00 a.m. local time at the Company's offices at 1515 Centre Pointe Drive, Milpitas, California, 95035 for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve the Photonics Corporation 1997 Stock Option Plan and reserve 700,000 shares of common stock for issuance thereunder.

3. To ratify the selection of Meredith, Cardozo & Lanz L.L.P. to serve as the Company's independent accountants for the fiscal year ending December 31, 1997.

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 16, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                         By Order of the Board of Directors,

                         /s/ David S. Lee

                         David S. Lee
                         Chairman of the Board

Milpitas, California
May 13, 1997

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

There are five nominees for the seven Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company and was elected by the shareholders at the Company's last annual meeting.

Vote Required

The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected directors of the Company. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under California law. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom were elected by the shareholders at the last annual meeting and are presently directors of the Company. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Nominees

The names of the nominees and certain information about them are set forth below:


Name                        Age  Position With the Company
---------------------------------------------------------------

David S. Lee                59   Chairman of the Board and Director
James T. Koo                55   President, Chief Executive Officer and Director
Ki Ching Yeung              35   Vice President and Director
Robert P. Dilworth          54   Director
Gary N. Hughes              58   Director

Mr. Lee has been the Chairman and a member of the Board of the Company since February 6, 1996. Prior to the acquisition of Data Technology Corporation ("DTC") by the Company, Mr. Lee had been on the DTC Board since 1986 and the Chairman of the Board since 1987. From 1985 to 1993, he was the President and Chief Executive Officer of DTC. Currently, Mr. Lee is also the Chairman of the Board of Cortelco Systems Holding Corporation, a company in the telecommunications business. Mr. Lee is also a member of the Board of Directors of CMC Industries, Inc., COMSAT RSI Plexsys, Linear Technology Corporation, Award Software International, BCS Technologies, Inc., Daily Wellness Co., Internex, Centigram Communications Corporation, and the California Chamber of Commerce. In addition, Mr. Lee is a member of the Board of Regents for the University of California.

Mr. Koo has served as the President, Chief Executive Officer and member of the Board of the Company since February 6, 1996. Prior to the acquisition of DTC by the Company, he was the President, Chief Executive Officer and member of the Board of DTC since 1994. From 1992 to 1994, he was a Vice President of Qume Corporation and General Manager of DTC Data Technology, then a wholly-owned subsidiary of Qume Corporation. Prior to joining DTC, Mr. Koo was with Mosel Vitelic, a developer and manufacturer of memory integrated circuits, from 1984 until April 1992. There he held several positions including Senior Vice President of Engineering, Operations, Marketing and Sales of Taiwan Operations, and Vice President for the Static Random Access Memory (SRAM) group.

Mr. Yeung has been a member of the Board of Directors of the Company since February 6, 1996 and has served as Vice President of DTC since November 1994. He was a member of the Board of Directors of DTC since November 1994. Since November 1994 Mr. Yeung has served as Vice President of the Company and as President of Data Technology Hong Kong Limited, a subsidiary of the Company. Since January 1992, Mr. Yeung has served as President of Broadsino Development Ltd., Great Concept Development Ltd., Action Well Development Ltd., First Alpha Ltd. and Unique Computer GmbH. From 1982 to 1992, he was the President of Unicorn Electronic Company Ltd., a manufacturer of electronic components.

Mr. Dilworth has served as a member of the Board of the Company since February 6, 1996. Prior to that time, he served as a member of the Board of DTC since 1987. He is the President and Chief Executive Office of Metricom, Inc., a manufacturer of RF pocket radio communications networks and electronic meters. Prior to joining Metricom, from 1985 to 1987, Mr. Dilworth served as President of Zenith Data Systems, a microcomputer supplier and a wholly-owned subsidiary of Zenith Electronics Corporation. Mr. Dilworth is also a director of VLSI Technology, Inc.

Mr. Hughes has been a member of the Board of Directors of the Company since October 1990. From January 1997 to February 1997, he was the President of Certicom Corporation. He was the President and Chief Executive Officer of the Company from October 1990 to March 1996. From February 1985 to September 1990, Mr. Hughes co-founded and served as President and Chief Executive Officer of Precision Image Corporation, an electrostatic plotter company. From 1977 to 1980, he served as President of Memorex Canada Limited. From 1970 to 1976, Mr. Hughes held executive positions in operations, sales and corporate development for Systems Dimensions Ltd., a computer services company. Prior to that time, Mr. Hughes worked for ten years with IBM Canada where he held technical and sales management positions.

Board Committees and Meetings

During the year ended December 31, 1996 the Board of Directors held four meetings. During the year ended December 31, 1996, all directors except Gary Hughes attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served that were held during the period for which they were a director or committee member, respectively. The Board has an Audit Committee and a Compensation Committee.

The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three non-employee directors: Messrs. David S. Lee, Robert P. Dilworth and Gary N. Hughes. It met one time during the fiscal year.

The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors:
Messrs. David S. Lee and Robert P. Dilworth. It met one time during the fiscal year.

                                  PROPOSAL 2

                          APPROVAL OF 1997 STOCK PLAN

In April 1997, the Board of Directors adopted the Company's 1997 Stock Plan (the "Plan") and reserved 700,000 shares of Common Stock for issuance thereunder subject to shareholder approval. As of this time, no awards have been made under the 1997 Plan.

Shareholders are requested in this Proposal 2 to approve the Plan. If the shareholders fail to approve this Proposal 2, options granted under the Plan after the Annual Meeting will not qualify as performance-based compensation and, in some circumstances, the Company may be denied a business expense deduction for compensation recognized in connection with the exercise of these stock options. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

The essential features of the Plan are outlined below:

General

The Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Plan are intended not to qualify as incentive stock options under the Code. See below for Federal Income Tax Consequences for the tax treatment of incentive and nonstatutory stock options.

Purpose

The Plan was adopted to provide a means by which selected officers, employees and consultants, including directors ("Service Providers") to the Company and any parent or subsidiary of the Company could be given an opportunity to acquire stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Service Providers are eligible to participate in the Plan.

Administration of the Plan

     Procedure.  The  Plan may be administered by different Committees with
     ---------
respect to different groups of Service Providers. To the extent that the Board determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of 162(m) of the Code. To the extent that it is desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3. Other than as provided above, the Plan shall be administered by (a) the Board or (b) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     Powers of the Board.  Subject to the provisions of the Plan, and in the
     --------------------
case of a Committee, the Board shall have the authority, in its discretion: (i) to determine the Fair Market Value of the Common Stock; (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder; (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder; (iv) to approve forms of agreement for use under the 1997 Plan; (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or

Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Board, in its sole discretion, shall determine; (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted; (vii) to institute an Option Exchange Program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price. (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (x) to modify or amend such option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan; (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable; (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Board; and (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

     Effect of Board's Decision.  The Board's decisions, determinations and
     --------------------------
interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

Limitations

Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of Section 6(a) in the Plan, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

Neither the Plan or any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

The following limitations shall apply to grants of Options: (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 100,000 Shares. (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above. (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13 herein. (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Options and the grant of a new Option.

Term of Plan

Subject to Section 19 of the Plan, the Plan became effective upon its adoption by the Board and it shall continue in effect for a term of ten years unless terminated earlier under Section 15 of the Plan.

Term of Option

The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

Option Exercise Price and Consideration

     Exercise Price.  The per share exercise price for the Shares to be issued
     --------------
pursuant to exercise of an Option shall be determined by the Board, subject to the following:

1. In the case of an Incentive Stock Option: (a) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or
   (b)  granted to any Employee other than an Employee described in paragraph
   (a) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

2. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Board. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of
   Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

3. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     Waiting Period and Exercise Dates.  At the time an Option is granted, the
     ---------------------------------
Board shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

     Form of Consideration.  The Board shall determine the acceptable form of
     ---------------------
consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Board shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (i) cash; (ii) check; (iii) promissory note; (iv) other Shares which (a) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement; (vii) any combination of the foregoing methods of payment; or
(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

Exercise of Option

     Procedure for Exercise; Rights as a Shareholder.  Any Option granted
     -----------------------------------------------
hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Board and set forth in the Option Agreement. Unless the Board provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Board and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     Termination of Relationship as a Service Provider.  If an Optionee ceases
     -------------------------------------------------
to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Board, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     Disability of Optionee.  If an Optionee ceases to be a Service Provider as
     ----------------------
a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     Death of Optionee.  If an Optionee dies while a Service Provider, the
     -----------------
Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     Buyout Provisions.  The Board may at any time offer to buy out for a
     -----------------
payment in cash or Shares an Option previously granted based on such terms and conditions as the Board shall establish and communicate to the Optionee at the time that such an offer is made.

Stock Purchase Rights

     Rights to Purchase.  Stock Purchase Rights may be issued either along, in
     ------------------
addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Board determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Board.

     Repurchase Option.  Unless the Board determines otherwise, the Restricted
     -----------------
Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Board.

     Other Provisions.  The Restricted Stock Purchase Agreement shall contain
     ----------------
such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board in its sole discretion.

     Rights as a Shareholder.  Once the Stock Purchase Right is exercised, the
     -----------------------
purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

Non-Transferability of Options and Stock Purchase Rights

Unless determined otherwise by the Board, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Board makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Board deems appropriate.

Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale

     Changes in Capitalization.  Subject to any required action by the
     -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to an Option or Stock Purchase Right.

     Dissolution or Liquidation.  In the event of the proposed dissolution or
     --------------------------
liquidation of the Company, the Board shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Board may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     Merger or Asset Sale.  In the event of a merger of the Company with or into
     --------------------
another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

Date of Grant

The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Board makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Board. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

Amendment and Termination of Plan

     Amendment and Termination.  The Board may at any time amend, alter, suspend
     -------------------------
or terminate the Plan.

     Shareholder Approval.  The Company shall obtain shareholder approval of any
     --------------------
Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     Effect of Amendment or Termination.  No amendment, alteration, suspension
     ----------------------------------
or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Board's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

Federal Income Tax Consequences

     Incentive Stock Options.  An Optionee who is granted an incentive stock
     ------------------------
option does not recognize taxable income at the time the Option is granted or upon its exercise, although the exercise may subject the Optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the Option and one year after exercise of the Option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the Optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the

Option exercises or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the Optionee.

     Nonstatutory Stock Options.  An Optionee does not recognize any taxable
     --------------------------
income at the time he or she is granted a nonstatutory stock option. Upon exercise, the Optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the Optionee. Upon a disposition of such shares by the Optionee, any difference between the sale price and the Optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

The foregoing is only a summary of the effect of federal income taxation upon Optionees and the Company with respect to the grant and exercise of options under the 1997 Plan and does not purport to be complete. In addition, this summary does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Conditions Upon Issuance of Shares

     Legal Compliance.  Shares shall not be issued pursuant to the exercise of
     ----------------
an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     Investment Representations.  As a condition to the exercise of an Option or
     --------------------------
Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without an present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     Inability to Obtain Authority.  The inability of the Company to obtain
     -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     Reservation of Shares.  The Company, during the term of this Plan, will at
     ---------------------
all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     Shareholder Approval.  The Plan shall be subject to approval by the
     --------------------
shareholders of the Company within twelve months after the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                  PROPOSAL 3

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Meredith, Cardozo and Lanz, L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1997 and has further directed that the management submit the selection of independent public accounts for ratification by the shareholders at the Annual Meeting. Meredith, Cardozo and Lanz, L.L.P. audited the Company's financial statements for fiscal year 1996. Representatives of Meredith, Cardozo and Lanz, L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Meredith, Cardozo and Lanz, L.L.P. as the Company's independent public accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Meredith, Cardozo and Lanz, L.L.P. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Effective December 2, 1996 Meredith, Cardozo & Lanz, L.L.P. were formally instated as the Company's independent auditing firm. This was necessitated by the termination of KPMG Peat Marwick, L.L.P.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Meredith, Cardozo and Lanz, L.L.P.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth the shares of the Company's Common Stock beneficially owned at December 31, 1996, by (i) each person who is known by the Company to be the beneficial owner of more than five percent of its Common Stock, (ii) by each director, (iii) by each executive officer listed in the Summary Compensation Table for 1996, and (iv) by all directors and officers of the Company as a group. The options, warrants and stock represented in this table reflect the 1 for 5 reverse split of Photonics stock which became effective February 9, 1996 prior to the finalization of the merger.

The acquisition of DTC Data Technology Corporation by Photonics Corporation was consummated on March 5, 1996. The agreement, as ratified by DTC Data Technology Corporation's Shareholders at the annual meeting held on February 6, 1996, specifies "The Board of Directors of DTC Data Technology Corporation would file a Certificate of Dissolution in the state of Delaware after consummation of the Acquisition. Thereafter, DTC Data Technology Corporation shall continue for a term of three year or longer...."  After the dissolution is complete, the conversion of DTC Data Technology stock to Photonics stock will be affected at a conversion rate currently estimated to be at a multiplier of 0.147853. All calculations of beneficial ownership, exercise and conversion of all outstanding options, warrants and other right to purchase shares of common stock uses this multiplier as though the dissolution had in fact occurred.


                                                 Shares
                                              Beneficially             Percent
Beneficial  Owner                           Owned (1)(3)(4)          of Class(2)
-----------------                           ---------------          -----------
DTC Technology Corporation                      779,621       (5)        18.0%
    2F 542-2 Chung Cheng Road
    Hsin-Tien, Taiwan
    Republic of China, China

Broadsino Computer Development, Ltd., Ltd.      591,412       (6)        13.7%
    Room 1101,1103, and 1104 Star Center                      (7)
    443-451 Castle Peak Road
    Kwal Chung NT, Hong Kong

David S. Lee, Chairman of the Board             439,044       (8)        10.2%
    c/o Photonics dba DTC Data Technology
    1515 Centre Pointe Drive
    Milpitas, Ca. 95035

James T. Koo, President                         199,661       (9)         4.6%
    c/o Photonics dba DTC Data Technology
    1515 Centre Pointe Drive
    Milpitas, Ca. 95035

Robert P. Dilworth, Director                     13,500                     *
    c/o Photonics dba DTC Data Technology
    1515 Centre Pointe Drive
    Milpitas, Ca. 95035

All Officers and Directors as a group           652,205                  15.1%

*  Denotes less than 1%

1. Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

2. Percentage calculations are based upon the 4,323,560 outstanding share of Common Stock, as of December 31, 1996.

3. On August 31, 1995, Photonics and DTC announced that they had executed an agreement under which Photonics would acquire all the assets and certain liabilities of DTC in exchange for the issuance to DTC of share and/or rights to shares of common stock representing 77.5% of Photonics outstanding stock. The transaction was consummated on March 5, 1996. The transaction was treated as a purchase for accounting purposes. Since DTC stockholders owned a majority of the shares in the combined entity and retained management and board control, the transaction was accounted for as though DTC was the acquirer, though Photonics was the surviving legal entity.

4. On March 6, 1996, the Company's Board of Directors declared a 0.147853 to 1 reverse stock split. All reference to number of shares, and to per share information, have been adjusted to reflect the reverse stock split retroactive basis.

5. On July 8, 1994, DTC entered into an agreement with DTC Technology Corporation ("DTC Taiwan") and DTC Taiwan assigned its interest in certain receivables, sold shares of its common stock and issued a convertible promissory note in consideration for the settlement of amounts owed by DTC to DTC Taiwan of approximately $12.4 million. The $2 million subordinated convertible promissory note bore interest at 8% per annum and was payable in monthly minimum installments and convertible into nonvoting cumulative convertible Compac International Company ("Compac"), a subsidiary of DTC Taiwan, whereby DTC disposed of its redeemable preferred stock at the conversion price of $1.00 per share, with the preferred shares being convertible into common stock. On February 16, 1996, DTC effectively converted the remaining balance of the promissory note, $1,700,439 into 502,830 shares of common stock reflected in this table after applying the
   0.145873 multiplier. The complete transaction is further discussed in Notes to Consolidated Financial Statements, numbers 2 and 13 of the 10-KSB.

6. On February 28, 1995, the Company and Broadsino Computer Development Ltd. of Hong Kong ("Broadsino") consummated an agreement under which DTC authorized the sale of an aggregate of four million shares of its common stock (1.600,000 shares held in escrow) for the sum of $1.0 million or $0.25 per share. As consideration for the sale of its common stock, DTC received $300,000 in cash, $395,000 in inventory and a 9% note receivable of $305,000. In fiscal 1996, the note was fully collected and the shares released from escrow. (See Notes to Consolidated Financial Statements, number 7 of the 10-KSB for further details).

7. In conjunction with the private placement of the Company's Series A Convertible Preferred Stock (discussed on page 7 under Liquidity and Capital Resources of the 10-KSB), Broadsino has pledged to purchase 300,000 shares at $1.00 per share during fiscal 1997.

8. In conjunction with the private placement of the Company's Series A Convertible Preferred Stock (discussed on page 7 under Liquidity and Capital Resources of the 10-KSB), Mr. Lee has pledged to purchase 574,407 shares at $1.00 per share during fiscal 1997. Of this amount, Mr. Lee had contributed $100,000 in the form of a bridge loan during 1996. In addition, Mr. Lee is owed $10,493 dollars in interest and expenses that will be converted to equity and is included in the number of shares stated above.

9. In conjunction with the private placement of the Company's Series A Convertible Preferred Stock (discussed on page 7 under Liquidity and Capital Resources of the 10-KSB), Mr. Koo has pledged to purchase 245,641 shares at $1.00 per share during fiscal 1997. In addition, Mr. Koo is owed $18,659 in interest and that will be converted to equity and is included in the number of shares stated above.

                            EXECUTIVE COMPENSATION


Compensation of Directors

During the year ended December 31, 1996, the Company's directors did not receive any cash compensation for service on the Board of Directors or any committee thereof, or reimbursement of any expenses in connection with attendance at Board and committee meetings.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. David S. Lee, Robert P. Dilworth, and Gary N. Hughes. No member of the Compensation Committee of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. (For a description of transactions and relationships involving the Company and members of the Compensation Committee, see "Certain Transactions.")

Compensation of Executive Officers

                            SUMMARY OF COMPENSATION


The following table sets forth the cash compensation paid to the executive officers in excess of $100,000 paid or accrued for services rendered during the last fiscal year:

                          SUMMARY COMPENSATION TABLE

                                                               Other     Securities   All Other
                                                              Annual     Underlying    Compen-
   Name and Principle            Year       Salary    Bonus  Compensa-    Options/     sation
       Position                 Ending        ($)      ($)    tion($)     SARs)#(1)      ($)(2)
-----------------------------------------------------------------------------------------------

  Gary N. Hughes, Pres.      12/31/96            0     0          0             0          0
    CEO & Director           02/28/96      118,671     0          0             0          0

  James T. Koo, Pres.        12/31/96       93,472     0          0        62,612      2,000
    CEO & Director           02/28/96      139,196     0          0             -          -

1. In fiscal year 1996, the Board of Directors and Shareholders in concert with the acquisition purchase between DTC Data Technology Corporation and Photonics Corporation, approved a reverse split at an exchange rate of
    0.147853 for all outstanding DTC Data Technology Corporation stock to become Photonics stock. Mr. Koo's previous option for 170,000 DTC Data Technology Corporation shares became 25,134 shares of Photonics stock.

2. Mr. Koo was a participant in the DTC 401(k) shared savings plan. $2,000 was contributed by the Company under this contribution plan on his behalf.

Options Granted in Last Fiscal Year

The following table sets forth certain information regarding grants of stock options made during the fiscal year ended December 31, 1996 to the Company's executive officers named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                     Number of    % of Total
                     Securities    Options
                     Underlying    Granted
                      Options/    Employees
                       SARs          in        Exercise or Base   Expiration
Name                 Granted #   Fiscal Year      Price($/sh)        Date
-------------------  ----------  ------------  -----------------  ----------

Gary N. Hughes,               0            0                  0            0
Former Pres., CEO
 & Director

James T. Koo,            25,134           24%           $0.1550         2001
Pres., CEO &             37,478           33%           $0.1550         2006
Director

1. In fiscal year 1996, the Board of Directors and Shareholders in concert with the acquisition purchase between DTC Data Technology Corporation and Photonics Corporation, approved a reverse split at an exchange rate of
    0.147853 for all outstanding DTC Data Technology Corporation stock to become Photonics stock. Mr. Koo's previous options for 170,000 DTC Data Technology Corporation shares became 25,134 shares of Photonics stock. Subsequently, the Board of Directors approved an additional option of 37,478 shares of Photonics common stock.

               Aggregated Option Excercises in Last Fiscal Year
               ------------------------------------------------
                           and FY-End Option Values
                           ------------------------


                                                                    Value of
                                                   Securities     Unexercised
                                                   Underlying        In-the
                                                   Unexercised   Money Options
                        Shares                       Options           at
                     Acquired on         Value     at FY-end #     FY-End ($)
                       Exercise        Realized   Exercisable/    Exercisable/
     Name                  #              ($)     Unexercisable  Unexercisable

Gary N. Hughes           none            0 / 0        0 / 0          0 / 0
James T. Koo             none            0 / 0      0 / 62,612       0 / 0

Board of Director's Report on Repricing of Options/SARs

On April 22, 1996, the Company's Board of Directors granted all optionees, including executive officers, under the Company's 1988 Stock Option Plan (the "1988 Stock Option Plan") the opportunity to exchange their current higher-priced options for new stock options with an exercise price set at the then current fair market value of the Company's Common Stock, which was $0.1550 per share. In addition, while most of the other terms of the new stock options remained the same as those previously granted under the 1988 Stock Option Plan, such new options provided for a five (5) year expiration date and were not exercisable until April 22, 1997.

The Board of Directors granted optionees this 30-day opportunity of exchange and repriced their stock options to further the principal purpose of the Company's 1988 Stock Option Plan which were to provide an equity incentive to remain in the employment of the Company and to work diligently in its best interests. Because many employees then held options exercisable at prices significantly above the then current market price of the Company's Common Stock, the Board of Directors determined that the purpose of the 1988 Stock Option Plan would not be achieved and that it was critical to the best interest of the Company and its shareholders that the Company retain the service of such employees.

The Option Exchange Program adopted by the Board of Directors was an acknowledgment of the importance to the Company of having equity incentives in the hands of key employees. Stock options which are "out of the money" provide no particular compensatory incentives if an employee is considering alternative opportunities. The Board of Directors considered the renewed vesting period incurred in the Option Exchange Programs as a means of retaining the services of valued employees for a longer period of time and considered the continued services of the participants and the resetting of the vesting commencement date of such exchanged options as constituting adequate consideration to the Company for implementing the Option Exchange Program. The Board of Directors decided to include officers in the Exchange because of the importance of their administrative and technical leadership to the success of the Company's business.

The table below provides the specified information concerning all repricing of option/SARs during the last ten completed fiscal years of DTC awarded to Executive Officers. The options and exercise prices represented in the table reflect the 0.147853 reverse split which became effective March 5, 1996.

                        Ten Year Option/SAR Repricings
                        ------------------------------


                                  Number                                                Length of
                                Securities   Market Price     Exercise                   Original
                                Underlying    of Stock at       Price         New      Option Term
                     Date of     Options        Time of      at Time of    Exercise     at date of
  Name              Repricing  Repriced ($)  Repricing ($)  Repricing ($)  Price ($)  Repricing*(1)
James Koo            04/22/97       17,742        $0.1550        $1.6909    $0.1550    8yrs 5mos
 President           04/22/97        7,393        $0.1550        $1.6909    $0.1550   8yrs 5 mos

Morris Chubb*(2)     01/22/97       14,785        $0.1550        $1.6909    $0.1550    9yrs 7mos

*(1) Options were originally issued with 48 month vesting and 10 year expiration. Repriced options retain 48 month vesting and expire in 5 years.

*(2)  Former Chief Financial Officer.

                             EMPLOYMENT AGREEMENTS

None of the Company's employees is party to an employment agreement with the Company.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors ("Committee") is composed of Messrs. David S. Lee and Robert P. Dilworth, none of whom are currently employees of the Company. The Committee is responsible for establishing the Company's compensation programs for all employees, including executives. For executive officers, the Committee evaluates performance and determines compensation policies and levels.

Compensation Philosophy

The Company operates in a highly competitive and rapidly changing high technology industry. The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key personnel who contribute to the long-term success of the Company and to motivate them to enhance long-term shareholder value. Key elements of this philosophy are:

  1. Total compensation should be sufficiently competitive with other companies in the computer-peripheral equipment industry so that the Company can attract and retain qualified personnel.

  2. The Company desires to maintain annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  3. The Company desires to provide significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

     Base Salary.  The Committee annually reviews each executive officer's base
     -----------
salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. Due to the financial health of the Company, none of the executives have been given an increase in the past two years.

     Long-Term Incentives.  The Company's long-term incentive program consists
     --------------------
of the 1997 Stock Option Plan. The stock option program utilizes vesting periods (generally four years) to encourage key employees to continue in the employ of the Company. Through option grants, executives receive equity incentives to build long-term shareholder value. Grants are made at 100% of fair market value on the date of the grant. Executives receive value from these grants only if the Company's Common Stock appreciates of the long term. The size of option grants is determined by the Company's philosophy of linking executive compensation with shareholder interests.

Compensation of Chief Executive Officer

Mr. Koo's base salary has not changed over the past two years. In 1996, he invested a portion of his salary to purchase the Company's Series A Convertible Preferred Stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers (as defined in Rule 16a-1(f), directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company lost its Chief Financial Officer in February 1997. In reviewing the files and subsequently checking with the officers and directors of the Company, Form 13G was not filed for the 10% shareholders. The Company has contacted all concerned officers and directors and is now in the process of filing a late return. No stock transactions were consummated during the fiscal year for any of the directors and officers of the Company.

                                  CONCLUSION

Although the Company is not financially sound, nevertheless, it is imperative that its employees be competitively remunerated. This the Company hopes to achieve through the plans described above. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

                             Compensation Committee



                                  David S. Lee
                               Robert P. Dilworth

                             CERTAIN TRANSACTIONS

On August 31, 1995, the Company, together with DTC, announced that they had executed an agreement under which Photonics would acquire all the assets and certain liabilities of DTC in exchange for the issuance to DTC of share and/or rights to shares of common stock representing 77.5% of Photonics outstanding stock. The transaction was consummated on March 5, 1996. The transaction was treated as a purchase for accounting purposes. Since DTC stockholders owned a majority of the shares in the combined entity and retained management and board control, the transaction was accounted for as though DTC was the acquirer, though Photonics is the surviving legal entity.

On March 6, 1996, DTC's Board of Directors declared a 0.147853 to 1 reverse stock split followed by Photonics' reverse five to one merger.. All reference to number of shares, and to per share information, have been adjusted to reflect both reverse stock splits on a retroactive basis.

On July 8, 1994, DTC entered into an agreement with DTC Technology Corporation ("DTC Taiwan") and Compac International Company ("Compac"), a subsidiary of DTC Taiwan, whereby DTC disposed of its interest in DTC Taiwan assigned its interest in certain receivables, sold shares of its common stock and issued a convertible promissory note in consideration for the settlement of amounts owed by DTC to DTC Taiwan of approximately $12.4 million. The $2 million subordinated convertible promissory note bore interest at 8% per annum and was payable in monthly minimum installments and convertible into nonvoting cumulative convertible redeemable preferred stock at the conversion price of $1.00 per share, with the preferred shares being convertible into common stock. On February 16, 1996, DTC effectively converted the remaining balance of the promissory note, into 502,830 shares of common stock reflected in this table after applying the 0.145873 multiplier. The complete transaction is further discussed in Notes to Consolidated Financial Statements numbers 2 and 13.

On February 28, 1995, DTC and Broadsino Computer Development Ltd. of Hong Kong ("Broadsino") consummated an agreement under which DTC authorized the sale of an aggregate of four million shares of its common stock (1.600,000 shares held in escrow) for the sum of $1.0 million or $0.25 per share. As consideration for the sale of its common stock, DTC received $300,000 in cash, $395,000 in inventory and a 9% note receivable of $305,000. In fiscal 1996, the note was fully collected and the shares released from escrow. (For further details, see Notes to Consolidated Financial Statements number 7 in the Company's Annual Report on 10-KSB in conjunction with the private placement of the Company's Series A Convertible Preferred Stock discussed on page 7 under Liquidity and Capital Resources). Broadsino has pledged to purchase 300,000 shares at $1.00 per share during fiscal 1997.

In conjunction with the private placement of the Company's Series A Convertible Preferred Stock (discussed on page 7 under Liquidity and Capital Resources in the Company's Annual Report on 10-KSB), Mr. Lee has pledged to purchase 574,407 shares at 1.00 per share during fiscal 1997. Of this amount Mr. Lee has contributed $100,000 in the form of a bridge loan during 1997. In addition, Mr. Lee is owed $10,493 dollars in interest and expenses that will be converted to equity and is included in the number of shares stated above.

In conjunction with the private placement of the Company's Series A Convertible Preferred Stock (discussed on page 7 under Liquidity and Capital Resources in the Company's Annual Report on 10-KSB), Mr. Koo has pledged to purchase 245,641 shares at $1.00 per share during fiscal 1997. In addition, Mr. Koo is owed $18,659 in interest and that will be converted to equity and is included in the number of shares stated above.

                                 OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                             By Order of the Board of Directors

                             /s/ James T. Koo

                             James T. Koo
                             President


Dated:  May 13, 1997

                             PHOTONICS CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 June 2, 1997


The undersigned hereby appoints David S. Lee and James T. Koo, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Photonics Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Photonics Corporation to be held of the Company's offices, 1515 Centre Pointe Drive, Milpitas, California 95035 on Monday, June 2, 1997 at 10:00 a.m., P.D.T. and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                (Continued and to be signed on the other side.)

       --------------     ------------                         PLEASE MARK YOUR
       ACCOUNT NUMBER        COMMON                            CHOICES LIKE THIS
                                                               [_] IN BLUE OR
                                                               BLACK INK

    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND PROPOSALS 2 - 4

Proposal 1:  To elect directors to hold office until the next Annual Meeting of
             Shareholders and until their successors are elected.

FOR all nominees listed   WITHHOLD AUTHORITY    Nominees: Robert P. Dilworth,
below (except as marked   to vote for all                 Gary N. Hughes, James
to the contrary)          nominees listed                 T. Koo, David S. Lee,
                          below                           and Ki Ching Yeung

                                                To withhold authority to vote
                                                for any nominee(s), write such
                                                nominee(s) name(s) below:

       [_]                     [_]              --------------------------------
--------------------------------------------------------------------------------
Proposal 2:  To approve the Photonics Corporation    Proposal 4: To transact
             1997 Stock Option Plan and reserve                  such other
             700,000 shares of common stock for                  business as may
             issuance thereunder.                                Properly come
                                                                 before the
                                                                 meeting or any
                                                                 adjournment or
                                                                 postponement
                                                                 thereof.
       FOR                AGAINST       ABSTAIN      FOR    AGAINST    ABSTAIN
                                                     [_]      [_]        [_]
       [_]                  [_]           [_]
                                                     DATED:               , 1997
-----------------------------------------------------      ---------------
Proposal 3:  To ratify the selection of Meredith,
             Cardozo & Lanz L.L.P. to serve as the   ---------------------------
             Company's independent accountants for
             fiscal 1997.                            ---------------------------
                                                           SIGNATURE(S)

       FOR                AGAINST       ABSTAIN
                                                     Please sign exactly as your
       [_]                  [_]           [_]        name appears herein.  If
                                                     the share is registered in
                                                     the names of two or more
-----------------------------------------------------persons each should sign.
                                                     Executor, administrators,
                                                     trustees, guardians and
                                                     attorney-in-fact should add
                                                     their titles.  If signer is
                                                     a corporation, please give
                                                     full corporate name and
                                                     have a duly authorized
                                                     officer sign, stating
                                                     title.  If signer is a
                                                     partnership, please sign in
                                                     partnership name by
                                                     authorized person.

Please vote, date and properly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.